                                 Acknowledgment

         This will acknowledge that that certain General Indemnity Escrow Agreement, dated as of January 29, 2002, that has been delivered pursuant to that certain Agreement and Plan of Merger, of even date therewith, among Corvis Corporation, Corvis Acquisition Company, Inc. and Dorsal Networks, Inc., has been executed by all parties thereto other than the Indemnity Escrow Agent. This will further acknowledge that the General Indemnity Escrow Agreement shall be held by Mintz Levin Cohn Ferris Glovsky and Popeo, P.C. until a reputable financial services provider shall be selected by Corvis Corporation and such financial services provider shall have executed such General Indemnity Escrow Agreement. Whereupon, such agreement shall be deemed fully completed and effective, and Mintz Levin Cohn Ferris Glovsky and Popeo, P.C. shall deliver originally executed copies thereof to the parties.

         IN WITNESS WHEREOF, the parties hereto have executed this acknowledgment on this 29th day of January in the capacities indicated below.

Counsel for Dorsal Networks, Inc.:       Counsel for Corvis Corporation and
                                         and Corvis Acquisition Company, Inc.:

Kirkpatrick & Lockhart, LLP              Mintz Levin Cohn Ferris Glovsky
                                         and Popeo, PC

By: /s/ Thomas F. Cooney                 By: /s/ Scott Meza
   -------------------------------          ----------------------------------
        Thomas F. Cooney                             Scott Meza

                       GENERAL INDEMNITY ESCROW AGREEMENT

         GENERAL INDEMNITY ESCROW AGREEMENT, dated as of January 29, 2002, among CORVIS CORPORATION, a Delaware corporation ("Corvis"), the entities executing
                                             ------
the Agreement as "Principal Stockholders" (the "Principal Stockholders"), and
                                                ----------------------
John Spirtos, Steve Morrel and Steve Bottum (collectively, the "Stockholders'
                                                                ------------
Committee"), as agents and attorneys-in-fact for the Principal Stockholders, and
---------
[_______________________], in its capacity as Escrow Agent hereunder (the "Indemnity Escrow Agent", which term shall also include any successor escrow
 ----------------------
agent appointed in accordance with Section 8(c) hereof).

         Reference is made to the Agreement and Plan of Merger dated as of January 29, 2002 (the "Merger Agreement"); among Corvis, Corvis Acquisition
                       ----------------
Company, Inc., a Delaware corporation and a wholly-owned subsidiary of Corvis ("Corvis Sub"), Dorsal Networks, Inc., a Delaware Corporation (the "Company"),
  ----------
providing for, among other things, the merger (the "Merger") of Corvis Sub with
                                                    ------
and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Corvis and the Principal Stockholders, (together with Corvis the "Interested Parties"), along with other stockholders of the Company, receiving
 ------------------
shares of common stock of Corvis, $.01 par value per share ("Corvis Common
                                                             -------------
Stock"), in exchange for shares of capital stock of the Company, in the manner
-----
provided in the Merger Agreement.

         This Agreement is designed to implement the provisions of the Merger Agreement pursuant to which Corvis, on behalf of the Principal Stockholders, is depositing with the Indemnity Escrow Agent that number of shares of Corvis Common Stock listed on Schedule I hereto (the "Indemnity Escrow Shares") issued
                                               -----------------------
in the Merger to the Principal Stockholders as security for the satisfaction of the indemnification obligations of the Company and Principal Stockholders pursuant to Article VII of the Merger Agreement. All capitalized terms used herein not otherwise defined shall have the meanings ascribed thereto in the Merger Agreement.

         NOW, THEREFORE, in consideration of the premises and the representations and warranties and agreements contained herein, the parties hereto agree as follows:

         1.       Appointment of Escrow Agent; Escrow Account. The Indemnity
                  -------------------------------------------
Escrow Agent is hereby appointed to act as escrow agent hereunder and the Indemnity Escrow Agent agrees to act as such.

         2.       Escrow Fund and Escrow Account.
                  ------------------------------

         (a) In accordance with Section 1.14 of the Merger Agreement, Corvis hereby delivers to the Indemnity Escrow Agent a certificate or certificates registered in the name of the Indemnity Escrow Agent as escrow agent hereunder representing the Indemnity Escrow Shares, and the Indemnity Escrow Agent hereby accepts such certificate or certificates in escrow to be held by it for the benefit of (i) Corvis, Corvis Sub and the Surviving Corporation, and their respective affiliates, successors and assigns, and the respective officers and directors of each of the foregoing (the "Corvis Indemnified Persons") and (ii)
                                         --------------------------
the Principal Stockholders. The shares of Corvis Common Stock delivered to the Indemnity Escrow Agent pursuant to this Section 2(a), and any shares issued pursuant to any stock split, reverse stock split, combination or reclassification thereof and the proceeds from any sale of such securities shall become part of, and are hereinafter referred to collectively as, the "Indemnity Escrow Fund". Schedule I sets forth the number of Indemnity
         ---------------------
Escrow Shares beneficially owned by each Principal Stockholder, such Principal Stockholder's address and social security or other tax identification number and such Principal Stockholder's interest in the Indemnity Escrow Fund (expressed as a share amount, based on the number of Escrow Shares delivered to the Escrow Agent at the time of the Merger on behalf of such Principal Stockholder). The Indemnity Escrow Agent shall have no responsibility for the genuineness, validity, market value, title or sufficiency for any intended purpose of the Corvis Common Stock delivered to it under this Agreement.

         (b) The Indemnity Escrow Agent shall establish a segregated account (the "Indemnity Escrow Account") at its office located at its address set forth
      ------------------------
on Schedule II in which to hold the Indemnity Escrow Fund.

         3. Rights to the Indemnity Escrow Fund. The Indemnity Escrow Fund shall
            -----------------------------------
be for the exclusive benefit of the Corvis Indemnified Persons and their respective successors and assigns, as provided herein and in the Merger Agreement, and no other person or entity shall have any right, title or interest therein other than the Principal Stockholders' respective underlying ownership interests in the Indemnity Escrow Fund.

         4. Distribution of the Indemnity Escrow Fund. The Indemnity Escrow
            -----------------------------------------
Agent shall continue to hold the Indemnity Escrow Fund in its possession until authorized hereunder to distribute the Indemnity Escrow Fund. The Indemnity Escrow Agent shall distribute the Indemnity Escrow Fund as follows:

         (a) In the event any Corvis Indemnified Person (the "Claiming Person")
                                                            ------------------
asserts a right of indemnity against the Company or the Principal Stockholders under Section 7.2 of the Merger Agreement, Corvis shall execute and deliver to the Indemnity Escrow Agent (with a copy being sent simultaneously to the Stockholders' Committee) a written notice (a "Notice of Claim") asserting a
                                          ---------------------
right of indemnity against the Indemnity Escrow Fund (hereinafter referred to as a "Claim") and instructing the Indemnity Escrow Agent to deliver from the
  --------
Indemnity Escrow Fund a portion thereof equal to the Fair Market Value (as defined in Section 5 hereof) of the amount of the Claim as of the date of Notice of the Claim (or, if the amount of the Claim is greater than the Fair Market Value of the Indemnity Escrow Fund, the balance of the Indemnity Escrow Fund) (herein referred to as the "Indemnification Payment") to such Claiming Person and the following shall apply:

                  (i) a Notice of Claim delivered to the Indemnity Escrow Agent pursuant to this Section 4(a) shall set forth the name of the Claiming Person, the nature and details of such Claim (to the extent known), and the amount thereof (or if not ascertainable, a reasonable estimate of the maximum amount thereof); and

                  (ii) if within 10 business days after the Indemnity Escrow Agent's receipt of any Notice of Claim (which date shall be confirmed by notice from the Indemnity Escrow Agent to the Stockholders' Committee) the Indemnity Escrow Agent has not received a notification from the Stockholders' Committee that the specific Claim, or the amount thereof, is disputed, the Indemnity Escrow Agent shall, within 5 days after the expiration of such 10-day period, deliver to Corvis, on behalf of the Claiming Person, the Indemnification Payment (the date of any such delivery being referred to herein as a "Release Date"). If the
                                                         ---------------
         Stockholders' Committee does so notify the Indemnity Escrow Agent in writing of such dispute (a copy of such notice being contemporaneously sent to Corvis), the Indemnity Escrow Agent shall not deliver the Indemnification Payment to Corvis, on behalf of the such Claiming Person, until 5 days after such dispute has been settled as provided in
         Section 11 below.

         (b) If the Indemnity Escrow Agent is authorized, at any time pursuant to Section 4(a) hereof, to deliver an Indemnification Payment to Corvis, on behalf of a Claiming Person, with respect to a Claim or Claims, then (i) the Indemnity Escrow Agent shall (A) deliver to the transfer agent for the Corvis Common Stock the certificate or certificates representing the Indemnity Escrow Shares, together with completed stock powers and instructions transferring to such Claiming Person that number of Indemnity Escrow Shares constituting the Indemnification Payment and (B) instruct such transfer agent to issue and deliver to the Indemnity Escrow Agent for retention hereunder as part of the Indemnity Escrow Fund a new certificate or certificates in the name of the Indemnity Escrow Agent as escrow agent hereunder representing the remaining balance of the Indemnity Escrow Fund. Corvis and the Principal Stockholders shall take all such actions and execute and deliver all such documents as are necessary to effectuate the intent and purpose of this Section 4(b). Subject to
Section 4(d) below, in the event that the Indemnity Escrow Fund includes cash and/or marketable securities (other than the Indemnity Escrow Shares), including any proceeds from sales of Indemnity Escrow Shares pursuant to Section 6(b) below, unless otherwise agreed by Corvis and the Stockholders Committee, the Indemnity Escrow Agent shall first use such cash and/or marketable securities to make the Indemnification Payment before transferring any Indemnity Escrow Shares in payment thereof.

         (c) Subject to Section 4(a) hereof, on the later of (i) the first anniversary of the Closing Date under the Merger Agreement or (ii) 60 days after the delivery of the audited financial statements of the Company for fiscal year 2002, but in no event later than 60 days following the first anniversary of the Closing Date under the Merger Agreement (the "Discharge Date"), the Indemnity Escrow Agent shall distribute to the Principal Stockholders the entire balance, if any, of the Indemnity Escrow Fund, that is in excess of the aggregate amounts specified in all Notices of Claim which, on or prior to such date, have been delivered to the Indemnity Escrow Agent and the Stockholders' Committee but which have not been paid or otherwise resolved or discharged pursuant to this
Section 4. Any portion of the Indemnity Escrow Fund relating to a particular Claim which shall continue to be held by the Indemnity Escrow Agent pursuant to the preceding sentence shall be so held until such time as the related disputed Claim referenced in such Notice of Claim hereunder has been settled and notice of such settlement or settlements setting forth the amounts to be paid to the Claiming Person, on the one hand, and the Principal Stockholders, on the other hand, have been delivered to the Indemnity Escrow Agent in accordance with the terms hereof and the balance, if any, of the Indemnity Escrow Fund withheld with respect to such Claim shall be released by the Indemnity Escrow Agent. If a portion of the Indemnity Escrow Fund is to be delivered to the Principal Stockholders as provided in this Section 4(c) and (d), the Indemnity Escrow Agent shall disburse to each Principal Stockholder such portion of the Indemnity Escrow Fund as shall equal such

Principal Stockholder's proportionate interest in the Indemnity Escrow Fund as set forth on Schedule I.
             ----------

         (d) In the event amounts from the Indemnity Escrow Fund are retained by the Indemnity Escrow Agent or distributed to the Claiming Persons pursuant to any provisions of this Section 4, such amounts from the Indemnity Escrow Fund shall be taken from the amounts in such Indemnity Escrow Fund in proportion to each Principal Stockholder's percentage interest in the Indemnity Escrow Fund based on Schedule I hereto.
         ----------

         (e) After the Discharge Date, the Indemnity Escrow Agent shall, as soon as any reserved Claims are paid or otherwise resolved or discharged, distribute to the Principal Stockholders in accordance with their percentage interests as set forth in Schedule I, the unapplied portion of the Indemnity Fund that had been held to satisfy that Claim.

         5. Valuation. For all purposes of this Agreement, the "Fair Market
            ---------                                          ------------
Value" of any property (other than cash and shares of Corvis Common Stock)
------
contained in the Indemnity Escrow Fund as of the applicable date (including as of the date referenced in Section 4(a) above) shall be the fair market value of such property as of such date as determined by the Board of Directors of Corvis in the good faith exercise of its reasonable business judgment (subject to the dispute resolution procedures under Section 11), which determination shall be evidenced by a certificate executed by the Secretary of Corvis and delivered to the Indemnity Escrow Agent. The "Fair Market Value" of the Corvis Common Stock
                                 -----------------
shall be the average of the closing sales prices of the Corvis Common Stock (rounded to the nearest cent) as reported in the Wall Street Journal (or if not
                                                 -------------------
reported therein, any other authoritative source selected by Corvis), for the twenty consecutive trading days immediately prior to the applicable date for that fair market value determination.

         6. Principal Stockholder Rights. (a) Except as expressly provided
            ----------------------------
otherwise herein, each Principal Stockholder shall at all times retain and have the full and absolute right to exercise all rights and indicia of ownership with respect to the Indemnity Escrow Shares beneficially owned by such Principal Stockholder, including, without limitation, voting rights; provided, however,
                                                          ------------------
that the Principal Stockholders shall have no right to transfer, pledge or encumber or otherwise dispose of in any manner whatsoever any Indemnity Escrow Shares that are held in the Indemnity Escrow Account, except as provided in paragraph 6(b) below. The Principal Stockholders shall be entitled to receive any cash dividends, stock dividends or stock distributions or any securities of Corvis issued in respect of the Indemnity Escrow Shares (except for any shares issued pursuant to any stock split, reverse stock split, combination or reclassification thereof which shall be retained in the Indemnity Escrow Fund). The Indemnity Escrow Agent will vote the Indemnity Escrow Shares in the manner instructed by each Principal Stockholder based on such Principal Stockholders pro rata percentage of the Indemnity Escrow Shares referred to in Schedule I.
                                                                  ----------
For tax purposes the Indemnity Escrow Shares shall be treated as having been actually issued and transferred to the Principal Stockholders at the Effective Time of the Merger and the Principal Stockholders shall be considered the owners of the shares from the date of issue. If any Indemnity Escrow Shares are transferred to Corvis, on behalf of a Claiming Person, pursuant to Section 4 hereof, in satisfaction of a Claim or Claims, all rights and indicia of ownership with respect to such shares shall thereupon reside with such Claiming Person.

         (b) Subject to any restrictions under federal or state securities laws or under the Related Agreements, the Stockholders' Committee, on behalf of the Principal Stockholders, but only at the written direction of a Principal Stockholder, may direct the Indemnity Escrow Agent to sell Indemnity Escrow Shares for cash, and the proceeds of any such sale shall be added to the Indemnity Escrow Fund. In connection with any sale of the Indemnity Escrow Shares pursuant to this Section 6(b), the Indemnity Escrow Agent shall be entitled to receive and rely upon written direction from the Stockholders' Committee as to the manner and method to carry out such sale, including without limitation (i) identifying the number of shares to be sold, (ii) identifying the brokerage firm the Stockholders' Committee requests to be used or instructing the Indemnity Escrow Agent to use its affiliated brokerage service, and (iii) setting forth any necessary or special instructions with respect to the sale (including any stop loss or minimum price per share instructions). In no event will a Principal Stockholder be liable with respect to Claims under this Agreement in an amount in excess of its/his proportionate interest in the Indemnity Escrow Fund (which may consist of the proceeds from the sale of such Principal Stockholder's Indemnity Escrow Shares), except for claims relating to fraud or intentional misrepresentation as provided in Section 7.2(b) of the Merger Agreement.

         (c) Unless otherwise directed in writing by the Stockholders' Committee and Corvis, any cash received in the Indemnity Escrow Fund shall be invested in one or more of the Indemnity Escrow Agent's own insured money market accounts and held for the benefit of the Principal Stockholder who directed the Indemnity Escrow Shares be sold. The Indemnity Escrow Agent shall not be liable (other than for its own gross negligence or willful misconduct) for any losses on investments in such funds or in accordance with written instructions from both Corvis and the Stockholders' Committee.

         (d) The Indemnity Escrow Agent shall, upon receiving instructions from the Stockholders' Committee, be responsible for forwarding to or notifying any party or taking any other action with respect to any notice, solicitation or other document or information, written or oral, received by the Indemnity Escrow Agent from an issuer or other person with respect to shares held by the Indemnity Escrow Agent hereunder, including, without limitation, any proxy material, tenders, options, the pendency of calls and maturities and the expiration of rights.

         7. Termination. This Agreement may be terminated at any time upon the
            -----------
receipt by the Indemnity Escrow Agent of 10 days' prior written notice of termination executed by Corvis directing the distribution of all property then held by the Indemnity Escrow Agent to the Principal Stockholders and the Agreement shall also be terminated under and pursuant to the distribution provisions of Section 4(c) and (e) of this Agreement. This Agreement shall automatically terminate if and when all amounts in the Indemnity Escrow Account shall have been distributed by the Indemnity Escrow Agent in accordance with the terms of this Agreement.

         8. Concerning the Indemnity Escrow Agent.
            -------------------------------------

         (a) Each party acknowledges and agrees that the Indemnity Escrow Agent
(i) shall be obligated only for the performance of such duties as are expressly set forth in this Agreement on its part to be performed, each of which are ministerial (and shall not be construed to be fiduciary) in nature, and no duties or obligations of any kind shall be implied against or on the part of the Indemnity Escrow Agent, and (ii) may rely on and shall be protected in acting (or, if so requested, refraining from acting) upon and in accordance with any written notice, instruction (including, without limitation, wire transfer instructions, whether incorporated herein or provided in a separate written instruction), instrument, statement, certificate, request or other document furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper person, and shall have no responsibility for determining the accuracy thereof.

         (b) The Indemnity Escrow Agent shall not be liable to anyone for any action taken or omitted to be taken by it hereunder except in the case of the Indemnity Escrow Agent's gross negligence or willful misconduct in breach of the terms of this Agreement. In no event shall the Indemnity Escrow Agent be liable for indirect, punitive, special or consequential damage or loss (including but not limited to lost profits) whatsoever, even if the Indemnity Escrow Agent has been informed of the likelihood of such loss or damage and regardless of the form of action.

         (c) The Indemnity Escrow Agent may resign and be discharged from its duties hereunder at any time by giving at least 30 days' prior written notice of such resignation to Corvis and the Stockholders' Committee specifying a date upon which such resignation shall take effect; provided, however, that the
                                               -----------------
Indemnity Escrow Agent shall continue to serve until its successor accepts the Indemnity Escrow Fund. Upon receipt of such notice, a successor escrow agent shall be appointed by Corvis and the Stockholders' Committee, such successor escrow agent to become the Indemnity Escrow Agent hereunder on the resignation date specified in such notice.

         9. Fees of Indemnity Escrow Agent. Each of the Interested Parties
            ------------------------------
agrees to pay the Indemnity Escrow Agent's compensation for its normal services hereunder in accordance with the attached Schedule II, which may be subject to
                                          -----------
change hereafter on an annual basis, provided that such changes are consistent with changes to fees generally charged to all similar escrow accounts maintained by the Indemnity Escrow Agent. The Interested Parties agree, as among themselves, that Corvis on one hand, and the Principal Stockholders on the other hand, shall each pay one-half of the Indemnity Escrow Agent's fees for its normal services. The Indemnity Escrow Fund shall not be available to, and shall not be used by, the Indemnity Escrow Agent to set off any obligations of any party hereto owing the Indemnity Escrow Agent.

         10.      Tax Withholdings.
                  ----------------

         (a) Each of the Interested Parties agree, severally, and not jointly, to instruct the Indemnity Escrow Agent in writing with respect to the Indemnity Escrow Agent's responsibility for withholding and other taxes, assessments or other governmental charges, and to instruct the Indemnity Escrow Agent with respect to any certifications and governmental reporting that may be required under any laws or regulations that may be applicable in connection with its action as Indemnity Escrow Agent under this Agreement.

         (b) The Interested Parties agree that all earnings on the Indemnity Escrow Fund will be reported by the Indemnity Escrow Agent as earnings of the Principal Stockholders in accordance with their respective interests as set forth on Schedule I whether or not distributed. The Interested Parties agree
         ----------
that promptly after the date hereof, they will each provide the Indemnity Escrow Agent with a completed IRS Form W-9 (W-8 in the case of non-US persons) certifying thereon their employer identification numbers.

         11. Disputes. If any dispute should arise with respect to the payment
             --------
or ownership or right of possession of the Indemnity Escrow Fund, or the duties of the Indemnity Escrow Agent hereunder, including any dispute relating to a Claim, the Indemnity Escrow Agent is authorized and directed to retain in its possession, without liability to anyone, any part of the Indemnity Escrow Fund in dispute until such dispute shall have been settled either by mutual agreement of Corvis and the Stockholders' Committee (evidenced by appropriate instructions in writing to the Indemnity Escrow Agent signed by Corvis and the Stockholders' Committee) or by the final order, decree or judgment of a court of competent jurisdiction in the United States of America (the time for appeal having expired with no appeal having been taken) in a proceeding to which Corvis and the Stockholders' Committee are parties, but the Indemnity Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings.

         12. Consent of Stockholders of the Company. By executing this
             --------------------------------------
Agreement, each Principal Stockholder has agreed and consented to the appointment of the Stockholders' Committee as his or its representative for purposes of this Agreement and as agent and attorney-in-fact to take all action required or permitted under this Agreement and pursuant to the Merger Agreement.

         13. Stockholders' Committee. The parties hereto agree that the
             -----------------------
Stockholders' Committee has irrevocable right, power and authority (i) to enter into and perform this Agreement and bind all of the Principal Stockholders to its terms, (ii) to give and receive directions and notices hereunder and (iii) to make all determinations that may be required or that it deems appropriate under this Agreement, including resolving, discharging, compromising or paying any Claim in amounts determined by it to be appropriate, subject to the procedures for resolution of such Claims under the Merger Agreement and this Agreement. Until notified in writing (i) by the Stockholders' Committee or Corvis that the Stockholders' Committee has resigned or (ii) by a majority in interest of the Principal Stockholders or Corvis that the Stockholders' Committee has been removed by such a vote of the Principal Stockholders, the Indemnity Escrow Agent may act upon the directions, instructions, and notices of the Stockholders' Committee who is an original party to this Agreement, and thereafter, upon the directions, instructions and notices of any successor named in a writing executed by a majority in interest of the Principal Stockholders filed with the Indemnity Escrow Agent.

         14. Miscellaneous.
             -------------

         (a) All notices or other communications which are required or permitted hereunder shall be in writing and shall be deemed given when received by the addressee. All notices shall be delivered personally or sent by nationally recognized overnight courier or by registered or certified mail, return receipt requested and postage prepaid. Notices shall be sent to the addresses given below for the parties, or to such other address for any party notice of which, complying with these requirements, is given by that party to all others.

         (i) if to the Stockholders' Committee or to the Principal Stockholders then to:

                  John Spirtos
                  CEO and Vice Chairman
                  Optical Capital Group

                  9212 Berger Road
                  Columbia, MD  21046
                  E-mail: John.Spirtos@opticalcapitalgroup.com

                  with a copy to:

                  Thomas F. Cooney, Esq.
                  Kirkpatrick & Lockhart, LLP
                  1800 Massachusetts Avenue, NW
                  2nd Floor
                  Washington, DC 20036
                  Telecopier: 202-778-9100
                  E-Mail:  tcooney@kl.com
                           --------------

         (ii)     if to Corvis, to:

                  7015 Albert Einstein Drive
                  Columbia, MD  21046
                  Telecopier:  443-259-4417
                  Attention:  Kim Larsen, Esq.

                  with copies to:

                  Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. 11911 Freedom Drive, Suite 400
                  Reston, VA  20190
                  Telecopier:  (703) 464-4895
                  Attention:  Scott Meza, Esq.

and if to the Indemnity Escrow Agent, to the address set forth on Schedule II
                                                                  -----------
hereto; or to such other address as the party to whom notice is to be given may have furnished to the other parties hereto in writing in accordance herewith.

         (b) Counterparts. This Agreement may be executed in any number of
             ------------
counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         (c) Governing Law. This Agreement will be governed by and construed and
             -------------
enforced in accordance with the laws of the State of Delaware without giving effect to any choice of law or conflicting provision or rule (whether of Delaware or any other jurisdiction) that would cause the laws of any jurisdiction other than Delaware to be applied.

         (d) Consent to Jurisdiction. Each of the Interested Parties irrevocably
             ------------------------
consents and submits to the jurisdiction of the courts of Delaware and the United States District Courts for Delaware, as the exclusive jurisdiction and venue for any actions or proceedings brought by any Interested Party, arising out of or relating to this Indemnity Escrow Agreement.

         (e) Parties in Interest. This Agreement shall be binding upon, inure to
             -------------------
the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns. Anything contained herein to the contrary notwithstanding, this Agreement shall not be assigned by any party hereto without the consent of the other parties hereto.

         (f) Amendments. This Agreement may be amended only by a written
             ----------
instrument duly executed by the parties hereto with the Stockholders Committee acting on behalf of the Principal Stockholders evidenced by the consent of the majority in interest of the Principal Stockholders.

         (g) Entire Agreement. This Agreement and, with respect to the
             ----------------
Interested Parties only, the Merger Agreement, contain the entire agreement among the parties hereto with respect to the transactions contemplated hereby and supersedes all prior agreements or understandings, written or oral, among the parties identified above with respect thereto; provided, that anything
                                                   --------
contained herein to the contrary notwithstanding, the parties hereto agree that the Indemnity Escrow Agent shall perform its obligations under this Agreement solely by reference to this Agreement.

                [Remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this General Indemnity Escrow Agreement to be executed and delivered on the date first above written.

                                     CORVIS CORPORATION

                                     By: Kim D. Larsen
                                         -------------
                                     Name:Kim D. Larsen
                                     Title:SVP, General Counsel & Secretary

Accepted and Agreed to
as of the Date First Above Written:


----------------------------------
As Indemnity Escrow Agent:

By:___________________________
         Name:
         Title:



                Signature Page to Escrow and Indemnity Agreement

                                     PRINCIPAL STOCKHOLDERS:



                                     OPTICAL CAPITAL GROUP, LLC
                                     --------------------------

                                     By: John Spirtos
                                         -----------
                                     Name:John Spirtos

Accepted and Agreed to
as of the Date First Above Written:


----------------------------------
As Indemnity Escrow Agent:

By:___________________________
         Name:
         Title:



                Signature Page to Escrow and Indemnity Agreement

                                     PRINCIPAL STOCKHOLDERS:



                                     HRLD Limited Partnership
                                     ------------------------
                                     By:  /s/ David R. Huber
                                         -------------------------
                                     Name: David R. Huber

Accepted and Agreed to
as of the Date First Above Written:


----------------------------------
As Indemnity Escrow Agent:

By:___________________________
         Name:
         Title:





                Signature Page to Escrow and Indemnity Agreement

                                     PRINCIPAL STOCKHOLDERS:


                                     OCG Equity Partners, LLC

                                     By: John Spirtos
                                         ------------
                                     Name: John Spirtos


Accepted and Agreed to
as of the Date First Above Written:


----------------------------------
As Indemnity Escrow Agent:

By:___________________________
         Name:
         Title:



                Signature Page to Escrow and Indemnity Agreement

                                PRINCIPAL STOCKHOLDERS:


                                Grosvenor Venture Partners IV (QP), L.P.
                                ----------------------------------------

                                By: Bruce B. Dunnan
                                    ---------------
                                Name: Bruce B. Dunnan
                                      GVP IV GP, LLC its G.P.


Accepted and Agreed to
as of the Date First Above Written:

-----------------------------------------
As Indemnity Escrow Agent:

By: _____________________________________
        Name:
        Title:

                                     PRINCIPAL STOCKHOLDERS:


                                     Grosvenor Venture Partners III, L.P.

                                     By: Bruce B. Dunnan
                                         ---------------
                                     Name: Bruce B. Dunnan
                                           Grosvenor Select Partners, L.L.C.
                                           Its G.P.

Accepted and Agreed to
as of the Date First Above Written:


----------------------------------
As Indemnity Escrow Agent:

By:___________________________
         Name:
         Title:



























                Signature Page to Escrow and Indemnity Agreement

                                     PRINCIPAL STOCKHOLDERS:


                                     U.S. Ventures L.P.

                                     Davenport Capital By Its General Partner

                                     By: Patrick Davenport
                                         -----------------
                                     Name: Patrick Davenport



Accepted and Agreed to
as of the Date First Above Written:


----------------------------------
As Indemnity Escrow Agent:

By:___________________________
         Name:
         Title:





























                Signature Page to Escrow and Indemnity Agreement

                                     PRINCIPAL STOCKHOLDERS:


                                     US Teknoinvest VII

                                     By: Bjorn Bjora
                                         ----------------------
                                     Name: Bjorn Bjora
                                           General Manager

Accepted and Agreed to
as of the Date First Above Written:


----------------------------------
As Indemnity Escrow Agent:

By:___________________________
         Name:
         Title:











                Signature Page to Escrow and Indemnity Agreement

                                     PRINCIPAL STOCKHOLDERS:


                                      Ferd As
                                     -----------------------

                                     By: Helge Hellebust
                                         ----------------------
                                     Name: Helge Hellebust

Accepted and Agreed to
as of the Date First Above Written:


----------------------------------
As Indemnity Escrow Agent:

By:___________________________
         Name:
         Title:








                Signature Page to Escrow and Indemnity Agreement

                                     PRINCIPAL STOCKHOLDERS:


                                     FURUHOLMENINVEST A/S
                                     --------------------------

                                     By: Christen Furuholmen
                                         ----------------------
                                     Name: Christen Furuholmen


Accepted and Agreed to
as of the Date First Above Written:


----------------------------------
As Indemnity Escrow Agent:

By:___________________________
         Name:
         Title:









                Signature Page to Escrow and Indemnity Agreement

                                     PRINCIPAL STOCKHOLDERS:


                                     Venturos Technology III KS

                                     By: Odovar Aaserud
                                         ----------------------
                                     Name: Odovar Aaserud


Accepted and Agreed to
as of the Date First Above Written:


----------------------------------
As Indemnity Escrow Agent:

By:___________________________
         Name:
         Title:











                Signature Page to Escrow and Indemnity Agreement

                                     PRINCIPAL STOCKHOLDERS:


                                     Thomas V. Beard

                                     By: Thomas V. Beard
                                         ----------------------
                                     Name:

Accepted and Agreed to
as of the Date First Above Written:


----------------------------------
As Indemnity Escrow Agent:

By:___________________________
         Name:
         Title:












                Signature Page to Escrow and Indemnity Agreement

                                     PRINCIPAL STOCKHOLDERS:

                                     --------------------------

                                     By: Richard M. Berkeley
                                         ----------------------
                                     Name: Richard M. Berkeley


Accepted and Agreed to
as of the Date First Above Written:


----------------------------------
As Indemnity Escrow Agent:

By:___________________________
         Name:
         Title:












                Signature Page to Escrow and Indemnity Agreement

                                     STOCKHOLDERS' COMMITTEE:


                                     By: /s/ John Spirtos
                                         ---------------------------------
                                     Name: John Spirtos



                                     By: /s/ Steven Marrell
                                         ---------------------------------
                                     Name: Steven Marrell


                                     By: /s/ Steve N. Bottom/The Grosvenor
                                        ----------------------------------
                                     Name: Steve N. Bottom/The Grosvenor



Accepted and Agreed to
as of the Date First Above Written:


-----------------------------------
As Indemnity Escrow Agent:

By:___________________________
         Name:
         Title:







                Signature Page to Escrow and Indemnity Agreement

                                   SCHEDULE I
                                   ----------

                             Indemnity Escrow Shares

----------------------------------------------------------

Principal Stockholder

----------------------------------------------------------

Optical Capital Group, LLC
[Address]
[EIN]
----------------------------------------------------------
HRLD Limited Partnership
[Address]
[EIN]
----------------------------------------------------------
OCG Equity Partners, LLC
[Address]
[EIN]
----------------------------------------------------------
Grosvenor Venture Partners III, L.P.
[Address]
[EIN]
----------------------------------------------------------
Grosvenor Venture Partners IV, L.P.
[Address]
[EIN]
----------------------------------------------------------
U.S. Ventures, L.P.
[Address]
[EIN]
----------------------------------------------------------
KS Teknoinvest VII
[Address]
[EIN]
----------------------------------------------------------
Ferd AS
[Address]
[EIN]
----------------------------------------------------------
Furuholmen Invest AS
[Address]
[EIN]
----------------------------------------------------------
Venturos Technology III KS
[Address]
[EIN]
----------------------------------------------------------
Thomas Beard
[Address]
[EIN]
----------------------------------------------------------
Richard Berkely
[Address]
[EIN]
----------------------------------------------------------

                                   SCHEDULE II
                                   -----------

                         Fees of Indemnity Escrow Agent

ESCROW AGENT:
-------------

-------------------------------------
-------------------------------------
-------------------------------------
Attn:  Corporate Trust Dept.


Wire Transfer Information:

Bank:
         ----------------------------
ABA#:
         ----------------------------
A/C#:
         ----------------------------
SEI#:
         ----------------------------
Attn:
         ----------------------------
Ref:
         ----------------------------


Fees And Expenses:
------------------

                                  SCHEDULE III
                                  ------------

                            Wire Transfer Information